Acquisition of Provident Bankshares December 19, 2008 Exhibit 99.2

Disclaimer
This presentation contains forward looking statements within the meaning of the Private Securities
Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe,"
"expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Provident shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the M&T and Provident businesses or fully realizing cost savings and other benefits; business disruption following the merger;
changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

3 • Transaction Highlights • Commitment to Communities and Employees • Leading Mid-Atlantic Franchise • Financial Highlights • Summary

•
Partnership between community-focused institutions
• Strong cultural fit with common values
• Shared commitment to customers, employees, and the communities that we serve
•
Combination establishes leading Mid-Atlantic commercial bank
• Significant operating scale with greater branch density
• Adding 143 branches to increase our Mid-Atlantic network to 319 branches
• Complementary relationships with middle-market customers
• #2 deposit market share in Maryland with over $11 billion of deposits and 253 branches
• Attractive market with favorable growth dynamics
•
Low-risk transaction
• Experienced integrator with significant presence in Provident’s markets
• ~$650 million in loan and securities marks mitigate credit risk
• Stable funding base reinforces M&T’s strong liquidity profile
•
Financially attractive combination
• Estimated IRR in excess of 16%
• Significant GAAP and operating EPS accretion by 2010
• Enhances M&T’s best-in-class internal capital generation
• In-market transaction with meaningful cost synergies
•
Commitment to maintain strong capital position
Transaction Highlights

Summary of Key Terms
Fixed at 0.171625 M&T shares per Provident share
- Exchange ratio based on M&T’s closing price per share of $61.18 as of
December 16, 2008
Exchange Ratio:
Tax-free exchange Transaction Structure:
Purchase Price: $10.50 per Provident share
1
37% premium to Provident’s 20-day average share price
Transaction Value:
$401 million total
- $352 million for Provident common equity
- $49 million for Provident Series A convertible preferred equity
Consideration: 100% Stock
Due Diligence:
Completed comprehensive due diligence, including detailed
review of loan and securities portfolios
Conditions to Closing:
Approval by shareholders of Provident
Normal U.S. regulatory approvals
Other customary conditions
1. Based on fixed exchange ratio using M&T’s closing price per share of $61.18 as of December 16, 2008, the date on which the exchange ratio was determined.

Summary of Key Terms (cont’d.)
Second quarter of 2009 Expected Closing:
M&T to establish Baltimore-Washington Area Director’s
Advisory Council with participation from Provident’s
Board
Advisory Council:
Cost Savings:
45% of Provident’s annual operating expenses
Run-rate fully realized by late 2010
Merger-Related Charges: $99 million
Revenue Synergies: None assumed
Asset Marks: Loans: $383 million (pre-tax)
Securities: $264 million (pre-tax)
Board Representation:
Gary Geisel, Provident’s Chairman and CEO, to join
M&T Board of Directors

23.9% 3.7% Tangible Core Deposit Premium
3
2.5x 0.7x Price to Book Value
2
2.7x 1.4x Price to Tangible Book Value
2
Comparable
1
Transactions Average MTB/PBKS Multiples
1. Source : SNL Financial.  Comparable Mid-Atlantic bank acquisitions with asset size between $3 billion and $10 billion since 2003 (nine deals total).
2. Book value assumes conversion of Provident’s Series A preferred equity of $51 million.
3. 15.5% net of marks.
Attractive Valuation

8 • Transaction Highlights • Commitment to Communities and Employees • Leading Mid-Atlantic Franchise • Financial Highlights • Summary

• Established in 1882 by John Marshall, who started a savings system for sailors at a mission on Light Street in Baltimore. Provident Bankshares
Corporation is the largest bank headquartered in Maryland today.
• For more than 120 years, we have done relationship banking the
Provident Way:
•
Integrity
•
Caring
•
Excellence
•
Partnership
•
Results Driven
The Provident Way
Gary Geisel, Chairman and CEO, Provident Bankshares Corp.

Choosing a Partner
• When we started looking for an alternative, we wanted someone who would keep the legacy of the
Provident Way
alive.
• Fortunately, we did not have to look very far.
• M&T Bank has similar roots as Provident – both began in the 1800s.
And like Provident, M&T has developed a successful regional banking franchise serving numerous area communities.
• But most importantly, M&T shares the same values as Provident.
Gary Geisel, Chairman and CEO, Provident Bankshares Corp.

A “Valuable” Match
• We are pleased to join a company that shares our long-standing focus, culture and values.
• We are combining two institutions that share a common commitment to the customers, employees, shareholders, and communities we serve.
Gary Geisel, Chairman and CEO, Provident Bankshares Corp.

Commitment to Customers
• Merger enhances M&T’s already strong Mid-Atlantic presence.
• Offers Provident customers an expanded array of products / services
• Access to a more extensive network of branches and ATMs
• Builds upon M&T’s continuing investment in the Mid-Atlantic.
• In the last year, M&T has added:
• 3 new branches (in addition to 13 First Horizon branches)
• 23 new ATMs
• 800 new employees, mostly customer facing
• Post-merger M&T/Provident will have:
• Largest branch network in the Baltimore-Washington area
• 319 branches (253 in Maryland, 57 in Virginia and 9 in DC)
• 743 ATMs (599 in Maryland, 132 in Virginia and 12 in DC)
Michael Pinto, Chairman and CEO, M&T Bank’s Mid-Atlantic Division.

Commitment to Employees
• M&T offers Provident employees long-term career potential with a stable and successful company
• Will offer comparable positions to Provident’s customer facing employees
• No jobs will be discontinued until after the merger is completed
• Displaced employees will receive preferential consideration for some 200 open jobs in M&T’s Mid-Atlantic organization
• Employees unable to find a suitable position at M&T will receive displacement benefits under Provident’s existing program
Michael Pinto, Chairman and CEO, M&T Bank’s Mid-Atlantic Division.

Commitment to the Community
• M&T’s operating philosophy includes the belief that the well-being of the bank and the well-being of the community are inseparable
• M&T’s expanded presence in the Mid-Atlantic means an expanded commitment to our Mid-Atlantic communities
• Donated $25 million to Mid-Atlantic non-profits since 2003
• M&T has been among the Top 10 on BusinessWeek’s list of most generous companies for two straight years
• M&T will continue Provident’s charitable contribution program
• Thousands of M&T’s employees volunteer for hundreds of non-profits
• M&T has earned the highest CRA score (“Outstanding”) for 25 straight years
Michael Pinto, Chairman and CEO, M&T Bank’s Mid-Atlantic Division.

15 • Transaction Highlights • Commitment to Communities and Employees • Leading Mid-Atlantic Franchise • Financial Highlights • Summary

Franchise Comparison
As of 9/30/2008
M&T Provident
Assets $65.2 B $6.4 B
Loans 48.7 B 4.3 B
Domestic Deposits 36.7 B 4.6 B
Branches 686 143
Employees 13,636
1,660
M&T Mid-
Atlantic¹
ATMs 1,638 198
$6.2 B
6.1 B
6.5 B
177
545
1. Includes M&T’s Greater Baltimore, Greater Washington, DC, and Chesapeake regions.
2. Current Count.
3,892
2
2

83
7
66
Bowie
Annapolis
15
Burke
Dale City
17
5
235
301
50
207
360
288
Richmond

M&T Bank

Market Leadership in Mid-Atlantic
Source: SNL.
M&T
Provident
Maryland - Deposits ($ millions)
RankInstitution Deposits
Market
Share (%) Branches (#)
1 Bank of America 18,536 19.2 195
Pro Forma M&T Bank 11,233 11.6 253
2 PNC 9,565 9.9 203
3 Capital One 8,221 8.5 141
4 Wells Fargo 7,464 7.7 82
5 M&T Bank 7,418 7.7 153
6 SunTrust 6,589 6.8 136
7 BB&T 6,245 6.5 129
8 Provident Bankshares 3,815 4.0 100
9 Sandy Spring Bancorp 2,161 2.2 38
10 Susquehanna Bancshares 1,943 2.0 45
Deposit Market Share Rank
MTB Provident Pro Forma
Baltimore MSA 2 5 2
Washington DC MSA 10 14 8
Maryland 5 8 2
Virginia 54 30 18
Branch & ATM Totals
MTB Provident Pro Forma
Mid-Atlantic Branches 177 142 319
Mid-Atlantic ATMs 545 198 743

Provident Sustains M&T’s Growth Momentum
• M&T has increased its Mid-Atlantic market and product penetration
• Strategy includes both organic growth and targeted acquisitions
• Investments in products, distribution, and people have supported M&T’s momentum within Provident’s footprint
• Annual net income growth of 12% for Mid-Atlantic region vs. 9% for other M&T regions since 2004
• Annual loan growth of 12% for Mid-Atlantic region vs. 6% for other M&T regions since 2004
• Provident complements M&T’s ongoing expansion in the region
• Expands retail distribution and further enhances density
• Provident’s commercial relationships enhance M&T’s leading position in middle-
market lending
• Provident sales / service personnel available for M&T’s existing expansion plans

19 • Transaction Highlights • Commitment to Communities and Employees • Leading Mid-Atlantic Franchise • Financial Highlights • Summary

Comprehensive Loan Diligence Review
Provident Loan Composition – 9/30/08
Total Loans: $4.3 billion
Residential
Construction
12%
Commercial
Real Estate
23%
C & I
23%
Home Equity
27%
Marine and
Other
Consumer
9%
Residential
Mortgage
6%
• M&T completed an extensive review of
Provident’s loan portfolio
• Reviewed underwriting standards
• Analyzed loan-level portfolio data
• Examined broad cross-section of loan
files and documentation
• Interviewed key personnel
• Site visits to selected residential
development properties
• Modeled estimated credit losses under
stress scenarios
• Leveraged M&T’s extensive operating
experience in Provident’s markets to
refine analysis
Diligence Review Process

Estimated Lifetime Loan Credit Losses
($ in millions)
9/30/08 Lifetime Credit Losses
Loan Category Balance % $
Residential Construction $529 34% $182
Commercial Real Estate 990 3% 31
Commercial & Industrial 971 6% 56
Home Equity 1,135 5% 53
Marine and Other Consumer 382 12% 46
Residential Mortgage 257 6% 15
Total $4,264 9% $383

Pooled
TRUPs CDOs
36%
Corporate /
Sovereign
6%
Non-Agency
MBS
8%
FHLB Stock
2%
Municipal
Securities
9%
Treasury and
Agency MBS
39%
Comprehensive Securities Diligence Review
Provident Securities Composition – 9/30/08
• Pooled trust preferred CDOs (“TRUPs CDOs”)
were a primary diligence focus
• Conducted credit analysis of over 1,000
individual banks collateralizing CDOs
• Incorporated credit analysis in modeling cash
flows for each security
• M&T valued TRUPs CDOs at 19.5% of par
– Implied 15.9% average discount rate
– Discount to Provident’s 9/30/08 fair value
estimate
– $240 million write-down from amortized
book value net of unrealized losses
• On average, greater than 12% of the financial
institutions collateralizing the pooled TRUPs
CDOs would need to default/defer within the next
five years to result in an economic loss relative
to modeled value
Pooled Trust Preferred CDOs
$s in millions
Par Value Mark
Pooled TRUPs CDOs 589 $          (240) $
Corporate / Sovereign 101             (20)
Non-Agency MBS 126             (10)
Agency MBS and Other 819             6
Total Securities 1,636 $       (264) $

Pro Forma Financial Impact
• Accretive to both M&T’s GAAP and operating EPS in 2010
• Annual operating EPS accretion of 4% - 6%
• IRR in excess of 16%
• M&T maintains capital in excess of well-capitalized regulatory minimums
M&T M&T
Standalone Pro Forma
9/30/08
at closing ¹
Tier 1 Capital / Risk-Weighted Assets 7.9% 8.7%
Total Capital / Risk-Weighted Assets 12.0% 12.4%
1.
Transaction closing estimated 2nd
quarter, 2009. Pro forma for M&T issuance of $600 million of preferred under TARP program.
Tangible Common Equity Ratio
4.9%
4.4%

24 • Transaction Highlights • Commitment to Communities and Employees • Leading Mid-Atlantic Franchise • Financial Highlights • Summary

Summary
• Shared commitment to our customers and employees
• Complementary community-focused business models
• Enhanced scale in desirable Mid-Atlantic region
• Sound franchise with “de-risked” earnings
• Comprehensive asset diligence completed
• Attractive transaction economics

26 Appendix

Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008

M&T Bank

Median Household Income for 2008
$67,211
$61,817
$63,682
$82,846
$54,749
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
Maryland Virginia Baltimore
MSA
Washington
DC MSA
National
Average
Attractive Market Demographics
Source: SNL Financial & US Dept. of Labor
Unemployment Rate
2%
3%
4%
5%
6%
7%
Washington, DC
Baltimore, MD
US Average
$14,277
$12,569
$9,423
$8,339
1 3 14
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
Virginia Maryland Pennsylvania U.S. Average
StateRank
Fed Government Spending Per Capita - 2007
• Federal government presence mitigates
regional impact of national recession
• Baltimore / Washington unemployment
rate remains well below national average
• High-income markets with household
earnings well above national average

Improved Efficiency with Growth Opportunities
• In-market transaction offers significant cost savings opportunities in technology, corporate overhead, and facilities consolidation
• M&T continues to invest within its Mid-Atlantic footprint
• Focus on increasing market and product penetration by investing in people, distribution, and business lines
• 12 new branches opened since 2006 and 13 branches acquired
• More de novo branches planned for 2009 & beyond
• Expanded Commercial banking offices to accommodate growth
• Increased sales staff by 55% since 2004
• New opportunities for Provident employees in combined organization
• M&T hired nearly 800 new employees in Mid-Atlantic this year
• 200 open positions currently available
• De novo branches planned for the footprint will need to be staffed

•
No revenue enhancements assumed, although M&T has a long-standing track record of improving performance and revenue
•
Identified potential revenue growth opportunities include:
• Leverage increased scale and market presence in Maryland to drive Business
Banking and Middle Market growth
• Enhanced deposit gathering capabilities through improved market presence in
Maryland and DC
• Leverage footprint expansion in Virginia to attract new households
• Expanded branch network and product offerings provides opportunity to cross-sell more products and services
Potential Revenue Enhancements

Time Deposits
33%
Savings Deposits
17%
Demand
Deposits/NOW
32%
MM Deposits
18%
Stable, Low-Cost Funding Base
Total Deposits:¹
$3.4B
3.75%
1.49%
2.35%
3.21%
1.13%
1.38%
2.06%
2.64%
1.19%
1.68%
2.56%
0.95%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
2004 2005 2006 2007
Cost of Deposits
PBKS Regional Peers Mid-Cap Peers
Source: SNL Financial and company filings.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
1. Excludes brokered CDs.
Provident Average Customer Deposits
Composition – Q3 2008
• 22% of deposits are commercial
• 12% annualized deposit growth since
2003
• Deposit funding cost consistently
below peer group

Loan Portfolio
Residential Construction
• 96% of developments in-footprint
• Single-family residential focus with no
large condominium projects
• Limited exposure to outer-ring suburbs
– Stronger demand and home price
performance in core urban areas
Home Equity
• Primarily in-footprint
– < 1% in troubled markets of FL, CA, NV, AZ
• 85% branch-originated
• Average LTV of 70% and FICO of 745
Commercial Real Estate
• In-footprint portfolio
• Commercial real estate vacancy rate of
11% - 14% (below national average)
• Minimal hospitality / retail exposure
• Conservative underwriting
– 75%-80% LTV (65% on land acquisition)
Marine Loans
• Low average LTV 73% for marine loans
• Seasoned loans; 68% documented vessels
• Lending focus within core markets mitigates credit risk

Additional Information:
In connection with the proposed merger, M&T Bank Corporation (“M&T”) will file with the U.S. Securities and
Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Proxy
Statement of Provident Bankshares Corporation (“Provident”) and a Prospectus of M&T, as well as other relevant documents concerning the proposed transaction. INVESTORS ARE URGED TO READ THE
REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE
MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH
THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about M&T and Provident at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” and then under “SEC Filings.” Copies of the Proxy
Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy
Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations,
One M&T Plaza, Buffalo, New York 14203, (716) 842-5138.
M&T and Provident and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Provident in connection with the proposed merger.
Information about the directors and executive officers of M&T is set forth in the proxy statement for M&T’s
2008 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 6, 2008.
Information about the directors and executive officers of Provident is set forth in the proxy statement for
Provident’s 2008 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 12,
2008. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.